                                                              EXHIBIT 23.1

                     CONSENT OF INDEPENDENT AUDITORS

MONSANTO COMPANY:

We consent to the incorporation by reference in this Registration Statement of Monsanto Company on Form S-8 of our report dated February 28, 1997, appearing in and incorporated by reference in your annual report on Form 10-K for the year ended December 31, 1996.

                                        /s/ DELOITTE & TOUCHE LLP

                                        DELOITTE & TOUCHE LLP

Saint Louis, Missouri
August 13, 1997